                                               SEC File Nos. 033-86006/811-08850



                                 MAINSTAY FUNDS

                           MainStay ICAP Equity Fund
                        MainStay ICAP Select Equity Fund
                        MainStay ICAP International Fund

               Supplement dated December 15, 2006 ("Supplement")
             to the Prospectus dated August 31, 2006 ("Prospectus")

     This Supplement updates certain information contained in the above-dated Prospectus for the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (the "Funds"). You may obtain a copy of the Funds' Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Insert the following under the section entitled "Information on Fees" on page 19 of the Prospectus:

Small Account Fee

     Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds are implementing a small account fee, effective March 1, 2007. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your Fund balance. This small account fee will not apply to certain types of accounts including retirement plan services bundled accounts, investment-only retirement accounts, accounts with active AutoInvest plans or systematic investment programs where the Funds draft directly from the client's checking or savings account, NYLIM SIMPLE IRA Plan Accounts that have been funded/established for less than 1 year, accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts) and certain Class A accounts created by a conversion from Class B shares where the small account balance is due solely to the conversion from Class B shares. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact MainStay Investments by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.




            Please Retain This Supplement For Your Future Reference.


                                                                   MSIC16b-12/06
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                                               SEC File Nos. 033-86006/811-08850




                                 MAINSTAY FUNDS

                           MainStay ICAP Equity Fund
                        MainStay ICAP Select Equity Fund
                        MainStay ICAP International Fund

                Supplement dated December 15, 2006 ("Supplement") to the Statement of Additional Information dated August 31, 2006 ("SAI")

     This Supplement updates certain information contained in the above-dated SAI of ICAP Funds, Inc. (the "Funds"). You may obtain a copy of the Funds' Prospectus and SAI free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Insert the following under the section entitled "TRANSFER AGENT" on page 52 of the SAI:

Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.




            Please Retain This Supplement For Your Future Reference.



                                                                   MSIC15a-12/06